UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2010
KORN/FERRY INTERNATIONAL
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-14505 (Commission File Number)	95-2623879 (IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 2600 Los Angeles, California (Address of Principal Executive Offices)	90067 (Zip Code)
Registrant’s telephone number, including area code: (310) 552-1834
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
Korn/Ferry International’s (the “Company”) Annual Meeting of Stockholders (the “Meeting”) was held on September 14, 2010. At the Meeting the two directors named in the Proxy Statement were re-elected to serve as directors until the Company’s 2013 Annual Meeting of Stockholders and the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2011 fiscal year was ratified. To the extent applicable, set forth below are the number of votes cast for, against and withheld for each such matter, as well as the number of abstentions and broker non-votes.
(1)	Election of the two directors named in the Proxy Statement to serve on the Board of Directors until the 2013 Annual Meeting of Stockholders.

Nominee	For	Withheld	Broker Non-Votes
Gary D. Burnison	39,741,391	416,839	4,076,015
Edward Miller	39,776,614	381,616	4,076,015
(2)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal 2011 year.

For	Against	Abstain	Broker Non-Votes
43,480,370	748,300	5,575	0

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2010	KORN/FERRY INTERNATIONAL (Registrant)
/s/ Michael A. DiGregorio
(Signature)
	Name:	Michael A. DiGregorio
	Title:	Executive Vice President and Chief Financial Officer